Investments	6 Months Ended
Jun. 30, 2020
Investments [Abstract]
Investments	Investments
Investment, at fair value
We participated in the Norwegian Air Shuttle ASA (“NAS”) recapitalization completed on May 20, 2020, which included providing certain concessions related to our operating leases with NAS in exchange for NAS ordinary shares and perpetual bonds (the “NAS Investment”). The perpetual bonds can be converted into NAS ordinary shares on a one-for-one basis as follows: (i) up to one-third may be converted into NAS shares as of August 2020; (ii) up to two-thirds may be converted into NAS shares as of October 2020; and (iii) all may be converted into NAS shares as of December 2020. As of July 21, 2020, we held approximately 13.7% of outstanding NAS ordinary shares and perpetual bonds representing 6.2% of NAS share capital.
We have elected to account for the NAS Investment using the fair value option, whereby the changes in its fair value are recognized as a gain or loss in our Condensed Consolidated Income Statement. As of June 30, 2020, the fair value was $199.6 million based on the quoted market price of NAS ordinary shares, with unrealized gains of $13.9 million (including unrealized foreign currency gains of $5.7 million) recognized in our Condensed Consolidated Income Statements for the three and six months ended June 30, 2020.
Other investments
Investments accounted for under the equity method of accounting consisted of the following as of June 30, 2020 and December 31, 2019:

	% Ownership as of June 30, 2020	As of
		June 30, 2020	December 31, 2019
AerDragon	16.7	$69,568	$68,673
AerLift	39.3	36,933	35,188
ACSAL	19.4	17,119	16,118
		$123,620	$119,979
We also have an investment in Peregrine Aviation Company and its subsidiaries (“Peregrine”) of $3.3 million as of June 30, 2020 and December 31, 2019, which is accounted for in accordance with the cost method of accounting. Please refer to Note 22—Variable interest entities for further details.